                                                                   Exhibit 10.13


                               FIRST AMENDMENT TO
                             AT HOLDINGS CORPORATION
                          1994 STOCKHOLDERS' AGREEMENT

          THIS FIRST AMENDMENT TO AT HOLDINGS CORPORATION 1994 STOCKHOLDERS' AGREEMENT (this "First Amendment"), dated as of May 1, 1997, is made by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"), Argo-Tech Corporation, a Delaware corporation ("Argo-Tech"), YC International, Inc., a California corporation ("Yamada"), Yamada Corporation, a Japanese corporation ("Yamada Corporation"), AT Holdings LLC, a Nevada limited liability company ("ATLLC"), Sunhorizon International, Inc., a California corporation ("Sunhorizon") (individually, ATLLC, Yamada and Sunhorizon are sometimes hereinafter referred to as an "Investor Stockholder" and, collectively, they are sometimes hereinafter referred to as the "Investor Stockholders"); the persons signing this First Amendment designated on Schedule A hereto as the Management Stockholders (individually, a "Management Stockholder" and, collectively, the "Management Stockholders"); and the persons signing this First Amendment designated on Schedule A hereto as the Outside Directors (individually, an "Outside Director" and, collectively, the "Outside Directors").

          Key Trust Company of Ohio, N.A. (which was substituted for Society National Bank, a national banking association pursuant to Ohio Revised Code 1109.02) in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP"), which is the owner of shares of Class A Common Stock of the Corporation, has entered into a separate supplemental stockholders' agreement, as amended, with the Corporation and Argo-Tech in the form annexed hereto as Exhibit 2.10A. The Trustee is third party beneficiary of the terms and provisions of this First Amendment. As used herein, the Investor Stockholders, the Management Stockholders, the Outside Directors, and the Trustee are treated and referred to herein as different categories of common stockholders of the Corporation.

                                    RECITALS
                                    --------

          A. The Corporation, Argo-Tech, Yamada Corporation, the Investor Stockholders (excluding ATLLC), the Management Stockholders and the Outside Directors (collectively, the "Stockholders") entered into that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated as of May 17, 1994 (the "Stockholders' Agreement");




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                                                                               2

          B. ATLLC became a party to the Stockholders' Agreement pursuant to the Joinder in Stockholders' Agreement executed by ATLLC on December 30, 1996; and

          C. The Stockholders have agreed to amend the Stockholders' Agreement to (i) reflect ATLLC's acquisition from Yamada of certain shares of common stock of the Corporation and ATLLC's assumption of certain rights of Yamada under the Stockholders' Agreement, and (ii) facilitate the corporate restructuring of the Corporation's subsidiaries.

          NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

                                    SECTION 1
                                   DEFINITIONS
                                   -----------

          1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to them in the Stockholders' Agreement.

                                    SECTION 2
                      AMENDMENTS TO STOCKHOLDERS' AGREEMENT
                      -------------------------------------

          2.1 DEFINITIONS. Article I of the Stockholders' Agreement is hereby amended and supplemented by the addition of the following definitions in proper alphabetical order, which read as follows:

          "ATLLC Notes" means (i) the Promissory Note dated March 14, 1997 in the principal amount of $32,400,000 executed by the Corporation in favor of ATLLC and (ii) the Promissory Note dated March 14, 1997 in the principal amount of $8,700,000 executed by the Corporation in favor of ATLLC.

          2.2 AMENDED PROVISIONS. The following sections of the Stockholders' Agreement are hereby amended as follows:

          (a) Section 1.01 is amended by the insertion of "ATLLC," after "Yamada" in line four thereof and the insertion of "or ATLLC" after "Affiliates of Yamada" in line four thereof.

          (b) Section 1.02 is amended by insertion of "ATLLC," after "Yamada" in line four thereof and the insertion of "or ATLLC" after "Affiliates of Yamada" in line five thereof.




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                                                                               3

          (c) Section 1.08 is amended by the insertion of "or ATLLC" after "Yamada" in lines sixteen and eighteen (twice) thereof.

          (d) Section 1.60.1 is amended by the insertion of "ATLLC" after "Sunhorizon," in line four thereof.

          (e) Section 1.91 is amended by the insertion of new clause (xvi) as follows:

          "(xvi) a pledge of Securities or the ATLLC Notes by ATLLC to Sumitomo Bank (or any financial institution providing for the refinancing or refunding of the Senior Bank Financing) provided that in connection with such pledge ATLLC shall be obligated to provide Argo- Tech and the Corporation with written notice of any default related to such pledge (or the obligations secured by such pledge) and reasonable opportunity to remedy any such default."

          (f) Sections 1.97 and 1.98 are hereby deleted.

          (g) Section 1.117 is amended by the insertion of ", directly or indirectly" after "Person" in line five thereof.

          (h) Section 2.03 is amended by the deletion of such section in its entirety and the substitution of the following in its place:

                    "Section 2.03. SHARE CAPITAL; OWNERSHIP.
          (a) On the date of the First Amendment, the issued and outstanding share capital of the Corporation shall consist of:

                    (i) Six Hundred Forty-Six Thousand Nine Hundred Thirty-Three
               (646,933) shares of Class A Common Stock;

                    (ii) Six Hundred Eighty-Nine Thousand (689,000) shares of
               Class B Common Stock;

                    (iii) Twenty-Seven Thousand Five Hundred Sixty (27,560)
               shares of Class C Common Stock; and

                    (iv) [intentionally omitted]

          The terms of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, and Class D Common Stock are as provided in the Restated Certificate of Incorporation of the Corporation annexed hereto in Exhibit 2.02A to this Agreement.




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                                                                               4

               (b) On the date of the First Amendment, the issued and outstanding shares of capital stock of the Corporation are owned as follows:

                    (i) [intentionally omitted]

                    (ii) ATLLC owns (A) Twenty Thousand (20,000) shares of Class
               A Common Stock, (B) Six Hundred Fourteen Thousand (614,000) shares of Class B Common Stock, and (C) Twenty-Seven Thousand Five Hundred Sixty (27,560) shares of Class C Common Stock;

                    (iii) Yamada owns Seventy-Five Thousand (75,000) shares of
               Class B Common Stock;

                    (iv) Sunhorizon owns One Hundred Twenty-Nine Thousand Four
               Hundred Two (129,402) shares of Class A Common Stock;

                    (v) the Management Stockholders in the aggregate own
               Sixty-Five Thousand Fifty-Nine (65,059) shares of Class A Common Stock;

                    (vi) the Outside Directors in the aggregate own Six Thousand
               Sixty-Two (6,062) shares of Class A Common Stock;

                    (vii) the Trustee owns Four Hundred Sixteen Thousand One
               Hundred Sixty-Three (416,163) shares of Class A Common Stock; and

                    (viii) Argo-Tech owns Ten Thousand Two Hundred Forty-Seven
               (10,247) shares of Class A Common Stock.

          In addition, Six Thousand Six Hundred Fifteen (6,615) shares of Class A Common Stock in the aggregate shall be reserved for issuance (x) pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan and any future Argo-Tech employee benefit plans, (y) to new Outside Directors, and (z) to new members of the management of Argo-Tech or the Operating Subsidiaries and Twenty-Eight Thousand (28,000) shares of Class A Common Stock shall have been reserved for issuance pursuant to the Argo-Tech Corporation 1997 Management Stock Option Plan. Furthermore, Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Class D Common Stock in the aggregate have been reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan.

               (c) ATLLC or any Affiliate thereof shall, upon written request to the Corporation, have the right to exchange the shares of Class C Common Stock for an equal number of shares of Class B Common Stock, and the Corporation, upon receipt of such request, shall take any and all such corporate actions as may be required to permit ATLLC to exchange such shares of Class C Common Stock for an equal number of shares of Class B Common Stock and shall promptly thereafter execute such exchange. The Stockholders hereby agree that they each shall take any and all action that may be required at the time in order for the Corporation to effect its obligations under this Section 2.03(c), including but not limited to agreeing to amend the Restated Certificate of Incorporation of the Corporation."

          (i) Section 2.04 is amended by the deletion of "Yamada" in lines one, three and seven of clause (i) thereof and lines eight and nine of clause
     (ii) thereof and the substitution of "ATLLC" in its place.

          (j) Section 2.05 is amended by the deletion of "Yamada" in lines two and three of clause (i) thereof and line six of clause (ii) thereof and the substitution therefor of "ATLLC".

          (k) Section 2.06 is amended by the deletion of ", or a Preferred Stock Payment Default occurs" in lines ten and eleven of the introductory paragraph thereof.

          (l) Section 2.06(e) is amended by (i) deletion of "and" before "Yamada" in line one thereof and (ii) insertion of "and ATLLC" after "Yamada" in line one thereof.

          (m) Section 2.07(a) is amended by (i) the deletion of clause (iv) thereof, (ii) the insertion of ", ATLLC" after "Corporation" in line eight of clause (ii) thereof and line one of clause (iii) thereof, (iii) the deletion of "Yamada" in lines one, seven and ten of the paragraph following the numbered clauses thereof, (iv) the deletion of "or the Preferred Stock Payment Default" in lines five and six thereof, (v) the insertion of "ATLLC" after "Yamada Corporation" in lines fifteen, twenty-two, twenty-four and thirty-one thereof, and (vi) the deletion of clause (c) of such paragraph.

          (n) Section 2.07(b) is amended by the (i) deletion of "its Affiliate" in line four thereof and the substitution




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                                                                               6

     therefor of ", ATLLC or their respective Affiliates", (ii) the deletion of "or at such time as the Preferred Stock Payment Default has ceased to exist" in lines five and six thereof, (iii) the deletion of "Yamada" in lines six, eight and twenty thereof and the substitution therefor of "ATLLC", (iv) the deletion of "or the Preferred Stock Payment Default" in lines ten, twenty-two and twenty-four thereof, and (v) the insertion of ", ATLLC" after "Yamada Corporation" in line twenty-seven thereof.

          (o) Section 2.07(c) is amended by the deletion of "Yamada" in lines two, five, seven, eleven, sixteen and twenty and the substitution therefor of "ATLLC".

          (p) Section 2.08(f) is amended by the insertion of "and ATLLC" after "Yamada" in lines eleven and twenty-two thereof and the deletion of "Yamada" in line eleven thereof and the substitution therefor of "ATLLC".

          (q) Section 2.08(g) is amended by the insertion of "and ATLLC" after "Yamada" in lines five and ten thereof and the deletion of "Yamada" in line nine thereof and the substitution therefor of "ATLLC".

          (r) Section 2.10 is amended by the deletion of such section in its entirety and the substitution therefor of the following:

              "Section 2.10. AGREEMENTS WITH THE TRUSTEE. On the date hereof, the Corporation and Argo-Tech shall enter into a supplemental stockholders' agreement with the Trustee, in the form of Exhibit 2.10A annexed hereto. The parties hereto expressly agree that the Argo-Tech ESOP and the Trustee, and any successor Trustee under the Argo-Tech ESOP, shall be intended third party beneficiaries of, and have the right to enforce, all of the provisions of this Agreement, and be entitled to receive the benefits of and to enforce such provisions of this Agreement, all as provided in Section 12.24. Each of the parties to this Agreement further represents and warrants that it or he has reviewed Exhibit 2.10A and has no objection to any of the terms and conditions of the agreement contained in this Exhibit."

          (s) Section 3.02 is amended by the insertion of "or Argo-Tech" after "Corporation" in line three of clause (b) thereof and the deletion of "in connection with the purchase by such certain Management Stockholders of Class A Common Stock" in lines three through five of clause (b) thereof.




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                                                                               7

          (t) Section 3.04 is amended by the insertion of ", AS AMENDED," after "MAY 17, 1994" in line four of the second legend thereunder.

          (u) Section 3.05 is deleted.

          (v) Section 4.02(a)(i) is amended by the insertion of ", ATLLC" after "Yamada" in line two thereof and "or ATLLC after "Affiliate of Yamada" in line two thereof.

          (w) Section 4.02(a)(ii) is amended by (i) deletion of "after taking into account any distribution required pursuant to the terms of the Preferred Stock" in lines thirty-two through thirty-four thereof, and (ii) deletion of "Yamada" in lines thirty-eight and forty-two and the substitution therefor of "ATLLC".

          (x) Section 4.02(a)(iii) is amended by (i) insertion of "the 1997 Management Stock Option Plan," after the "1991 Argo-Tech Corporation Performance Option Plan," (ii) deletion of "or otherwise altering, changing, or modifying the terms of the Preferred Stock" in clause (c) thereof, "additional" in line twenty-four thereof and "(other than any dividends paid pursuant to or in accordance with the terms of the Preferred Stock)" in lines thirty-four through thirty-six thereof, and (iii) deletion of "Yamada" in line thirty-two thereof and the substitution therefor of "ATLLC".

          (y) Section 4.02(c) is amended by insertion of (i) "ATLLC" after "Yamada" in line six thereof and "or ATLLC" after "Yamada" in line seven thereof, (ii) deletion of "any dividends pursuant to or in accordance with the terms of the Preferred Stock" in lines seventeen through nineteen thereof and the substitution therefor of "the ATLLC Notes" and (iii) deletion of "payment" in line seventeen thereof and the substitution therefor of "repayment".

          (z) Section 9.05.1 is amended by the insertion of "and Outside Directors" after "Stockholders" in line seven thereof and the deletion of "the date hereof" and the substitution therefor of "May 17, 1994".

          (aa) Section 9.06(a) is amended by insertion of "ATLLC" after "Yamada" in lines two, twenty and twenty-three thereof and "or ATLLC" after "Yamada" in lines ten and eleven thereof.

          (bb) Section 9.06(b) is amended by insertion of ", ATLLC" after "Yamada" in lines two and three thereof.

          (cc) Section 9.06(c) is amended by insertion of "ATLLC," after "Yamada" in line five thereof.

          (dd) Section 9.06(d) is amended by insertion of "ATLLC," after "Yamada" in line two thereof.

          (ee) Section 9.06(e) is amended by insertion of "or ATLLC, as the case may be," after "Yamada" in line one thereof and ""ATLLC, " after "Yamada" in line four thereof.

          (ff) Section 9.06(f) is amended by insertion of "ATLLC," after "Yamada" in lines three and thirteen thereof.

          (gg) Section 9.07 is amended by insertion of "or ATLLC" after "Yamada" in lines fourteen and twenty-four thereof and insertion of "or ATLLC, as the case may be," after "Yamada" in line thirty.

          (hh) Section 9.08 is amended by (i) insertion of "ATLLC," after "Yamada" in line four of clause (a) of the introductory paragraph thereof,
     (ii) insertion of "or ATLLC" after "Yamada" in line nine of clause (b) thereof, and (iii) clause (a) thereof shall be amended and restated in its entirety as follows:

          "(a) They shall have the right to put to the Corporation their respective shares of stock in the Corporation at a purchase price equal to the Fair Market Value determined pursuant to the provisions of Section 1.56; or"

          (ii) Section 11.02(a) is amended by (i) deletion of "Yamada" in lines three and twenty thereof and the substitution therefor of "ATLLC", and (ii) deletion of "to redeem any outstanding Preferred Stock" in clause (iv) thereof and the substitution therefor of "under the ATLLC Notes" and deletion of "Preferred Stock" in clause (v) thereof and the substitution therefor of "indebtedness" and deletion of "or if the terms and conditions related to the redemption or repurchase of such Preferred Stock do not allow for or otherwise permit such redemption or repurchase contemplated herein" in clause (v) thereof.

          (jj) Section 11.02(b) is amended by deletion of "Yamada" in line seven thereof and the substitution therefor of "ATLLC".

          (kk) Section 11.03 is amended by deletion of "Yamada" in lines two and seven of clause (a), lines three, eleven, twenty-six, forty and forty-three of clause (b) and lines one, three and seven of clause (c) thereof and the substitution therefor of "ATLLC".

          (ll) Section 11.04 is amended by deletion of "Yamada" in line sixty-nine of clause (a) thereof and lines one and four of clause (b) thereof and the substitution therefor of "ATLLC".

          (mm) Section 11.05 is amended by deletion of "Yamada" in lines fifteen and twenty thereof and the substitution therefor of "ATLLC".

          (nn) Section 11.06 is amended by deletion of "Yamada" in lines twenty-four and thirty-three thereof and the substitution therefor of "ATLLC".

          (oo) Section 11.07(f) is amended by deletion of "Yamada" in line four thereof and the substitution therefor of "ATLLC".

          (pp) Section 11.11 is amended by deletion of "Yamada" in lines six and nine (twice) thereof and the substitution therefor of "ATLLC".

          (qq) Section 12.16 is amended by insertion of "and (e) as to ATLLC, to ATLLC," after "Trustee" in line twenty-three thereof, by insertion of "ATLLC, " after "Yamada" in line twenty-seven thereof and by deletion of "Yamada" in line twenty-nine thereof and the substitution therefor of "ATLLC".

          (rr) Section 12.17 is amended by insertion of "ATLLC," before "Yamada" in lines one, four, twenty-one, twenty-two, twenty-eight and thirty-eight thereof and the substitution therefor of "ATLLC".

                                    SECTION 3
                                  MISCELLANEOUS
                                  -------------

          3.1 EFFECT OF FIRST AMENDMENT. Except as specifically provided herein, this First Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Stockholders' Agreement and all terms and conditions of the Stockholders' Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to this First Amendment.

          On and after the date hereof, each reference in the Stockholders' Agreement to "this Agreement", "hereunder," "hereof," "herein" or words of like import referring to the

Stockholders' Agreement shall mean and be a reference to the Stockholders' Agreement as amended by the First Amendment.

          This First Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein.

          3.2 COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          3.3 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          3.4 AMENDMENT REGARDING RESTRUCTURING.

     (a) Each of the Stockholders acknowledge that Argo-Tech intends to effect a restructuring of its operations through (i) the organization of Argo-Tech Corporation (Aftermarket), Argo-Tech Corporation (OEM) and Argo-Holdings, Inc.,
(ii) the transfer of substantially all of its non-real estate operating assets to Argo-Tech Corporation (Aftermarket) and (iii) the transfer by Argo-Tech Corporation (Aftermarket) to Argo-Tech Corporation (OEM) of substantially all of its assets related to the business of designing and manufacturing pumps and other fluid-handling devices for sale to original equipment manufacturers. Each of the Stockholders agree that upon the effective date of the Restructuring, the Shareholders Agreement will, subject to Section 3.4(b) below, be deemed amended as provided in Exhibit A attached hereto, without further action on the part of the Stockholders.

     (b) In the event of a refinancing or refunding of the Senior Bank Financing and/or the Subordinated Notes, Exhibit A to this First Amendment may be amended from time to time by Argo-Tech, after written notice to, but without consent of, any of the Stockholders, (i) to reflect the new credit arrangements of the Corporation and Argo-Tech, including the deletion, as appropriate, of references to Sumitomo and Sumitomo's agreements with the Corporation and Argo-Tech and the insertion, as appropriate, of references to the lender or lenders providing the new credit arrangements, and (ii) to cure any ambiguity, to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, or to make any other provision with respect to matters or questions arising under the Shareholders Agreement, this First Amendment or Exhibit A not inconsistent with the intent of the Shareholders Agreement, this First Amendment or Exhibit A, in each case as a result of or in connection with Argo-Tech's new credit arrangements, provided that no amendment shall be adopted pursuant hereto unless the adoption thereof is not adverse to the interests of the Stockholders.

                      [Remainder Left Intentionally Blank]

          IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed and delivered in its name by officers duly authorized thereunto, and the other parties hereto have caused this Agreement to be duly executed and delivered, all of the foregoing as of the day and year first above written.

                                        AT HOLDINGS CORPORATION

                                        By: /s/ Paul R. Keen
                                           -------------------------------------
                                           Name: Paul R. Keen
                                           Title: Vice President

                                        ARGO-TECH CORPORATION

                                        By: /s/ Yoichi Fujiki
                                           -------------------------------------
                                           Name: Yoichi Fujiki
                                           Title: Vice President & Treasurer

                                        YC INTERNATIONAL INC.

                                        By: /s/ O. Akiyama
                                           -------------------------------------
                                           Name: O. Akiyama
                                           Title:

                                        YAMADA CORPORATION

                                        By: /s/ M. Yamada
                                           -------------------------------------
                                           Name: M. Yamada
                                           Title:

                                        SUNHORIZON INTERNATIONAL, INC.

                                        By: /s/ Wilford Solt
                                           -------------------------------------
                                           Name: Wilford Solt
                                           Title:

                                        AT HOLDINGS LLC

                                        By: /s/ M. Yamada
                                           -------------------------------------
                                           Name: M. Yamada
                                           Title:

                                             MANAGEMENT STOCKHOLDERS:

                                                 /s/ M. S. Lipscomb
                                             By:_________________________
                                                M. S. Lipscomb

                                                 /s/ V. Aguilar
                                             By:_________________________
                                                V. Aguilar

                                                 /s/ J. A. Bates
                                             By:_________________________
                                                J. A. Bates

                                                 /s/ D. J. Caschera
                                             By:_________________________
                                                D. J. Caschera

                                                 /s/ D. L. Chrencik
                                             By:_________________________
                                                D. L. Chrencik

                                                 /s/ J. M. Cunningham
                                             By:_________________________
                                                J. M. Cunningham

                                                 /s/ R. E. Eichhorn
                                             By:_________________________
                                                R. E. Eichhorn

                                                 /s/ S. J. Graettinger
                                             By:_________________________
                                                S. J. Graettinger

                                                 /s/ K. L. Hicks
                                             By:_________________________
                                                K. L. Hicks

                                                 /s/ P. R. Keen
                                             By:_________________________
                                                P. R. Keen

                                                 /s/ M. W. Mueller
                                             By:_________________________
                                                M. W. Mueller

                                                 /s/ J. B. Nolish
                                             By:_________________________
                                                J. B. Nolish

                                                 /s/ D. M. Prelee
                                             By:_________________________
                                                D. M. Prelee

                                                 /s/ D. N. Ramacciato
                                             By:_________________________
                                                D. N. Ramacciato

                                                 /s/ F. M. Robel
                                             By:_________________________
                                                F. M. Robel

                                                 /s/ D. M. Scaife
                                             By:_________________________
                                                D. M. Scaife

                                                 /s/ P. A. Sklad
                                             By:_________________________
                                                P. A. Sklad

                                                 /s/ F. S. St. Clair
                                             By:_________________________
                                                F. S. St. Clair

                                                 /s/ G. M. Zavoda
                                             By:_________________________
                                                G. M. Zavoda

                                                 /s/ Y. Fujiki
                                             By:_________________________
                                                Y. Fujiki

                                             OUTSIDE DIRECTORS

                                                 /s/ J. Carbaugh
                                             By:_________________________
                                                J. Carbaugh

                                                 /s/ Y. Fujiki
                                             By:_________________________
                                                Y. Fujiki

                                                 /s/ R. Taylor
                                             By:_________________________
                                                R. Taylor

                                                 /s/ K. Storrie
                                             By:_________________________
                                                K. Storrie

                                                 /s/ T. Dougherty
                                             By:_________________________
                                                T. Dougherty